Related Parties	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Related Parties
31.	RELATED PARTIES
The following table provides the total amounts of transactions that have been entered into with related parties for the year ended December 31, 2022, 2021 and 2020, as well as balances with related parties as of December 31, 2022 and 2021.

		Sales to related parties	Purchases from related parties	Amounts owed by related parties*	Amounts owed to related parties*
Associate:
Litres	2022	7	—	53	—
Litres	2021	7	1	1	2
Litres	2020	6	11	144**	2

Entities with significant influence over the Group:
Sistema	2022	105	1,999	10	1,020
Sistema	2021	114	553	6	973
Sistema	2020	—	193	—	9
* The amounts are classified as accounts receivable and trade payables, respectively.
** Including 141 of accrued but not paid dividends for the year ended December 31, 2020.
Purchases from Sistema group of companies relate primarily to purchases of telecommunication services (phone service, internet, etc.), software products, payment processing services, agency services (cash collection from the Group’s customers), and factoring services.
Purchases from Litres include subscriptions for the
e-books’
library. Sales to Litres include commissions for participation in the Group’s affiliates program where the Group’s customer referrals result in successful sales by Litres.
Certain Russian subsidiaries of the Group have opened accounts at a subsidiary of Sistema. As of December 31, 2022, the total cash balance of the Group’s cash and cash equivalents deposited with the subsidiary of Sistema was 6,047 less expected credit losses of 43 (December 31, 2021: cash and cash equivalents of 3 less expected credit losses of nil). The Group received interest income of 151 during the year ended December 31, 2022 (2021: nil).

During 2021, a Russian subsidiary of the Group entered into factoring arrangements with a subsidiary of Sistema. As of December 31, 2022, outstanding liabilities under such arrangements amounted to 886 (as of December 31, 2021: 782). The respective factoring charges for the year ended December 31, 2022 of 1,123 (2021: 111) were included in purchases in the table above.
Outstanding balances with related parties at the
year-end
are unsecured and carry market interest (where applicable), settlement is generally made in cash. For the year ended December 31, 2022, the Group did not incur material expected credit losses or impairments relating to amounts owed by related parties (2021: nil).
During the year ended December 31, 2022 the Group received 258 of dividends from its associate (during the year ended December 31, 2021: 70).
Transactions with key management personnel
The remuneration of key management personnel for the year ended December 31, 2022, 2021 and 2020 amounted to:

	2022	2021	2020
Short-term employee benefits (i)	32	90	53
Share-based compensation expense (ii)	1,540	2,390	224

	1,572	2,480	277

i.	Short-term benefits include salaries, bonuses, paid annual leave and social security contributions.
ii.	Amounts related to the participation of the key management personnel in the incentive scheme posted in consolidated statements of profit or loss and other comprehensive income.
On April 7, 8 and 13, 2022, Australia, the European Union, the United Kingdom and Switzerland, respectively, imposed asset freeze sanctions on Mr. Alexander Shulgin, then-CEO
of our Group and an Executive Director of our board of directors. On April 11, 2022, Mr. Shulgin resigned from our board of directors and is no longer CEO of our Group. Mr. Igor Gerasimov, Chief Financial Officer of our Group, replaced Mr. Shulgin as an Executive Director on our board of directors. On April 28, 2022, Mr. Shulgin resigned from his position as the General Director of our key Russian operating subsidiary and our Russian holding company.